PROSPECTUS
July 3, 1997

                             INVESCO DYNAMICS FUND

      INVESCO Dynamics Fund (the "Fund") is actively and aggressively managed to seek appreciation of capital. Most of its investments are in U.S. common stocks, but the Fund has the flexibility to invest in other types of securities.

      This prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated July 3, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085; or on the World Wide Web: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS                                                         Page
                                                                          ----

ESSENTIAL INFORMATION........................................................2

ANNUAL FUND EXPENSES.........................................................3

FINANCIAL HIGHLIGHTS.........................................................4

INVESTMENT OBJECTIVE AND STRATEGY............................................5

INVESTMENT POLICIES AND RISKS................................................5

THE FUND AND ITS MANAGEMENT..................................................6

FUND PRICE AND PERFORMANCE...................................................8

HOW TO BUY SHARES............................................................8

FUND SERVICES...............................................................11

HOW TO SELL SHARES..........................................................11

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.............................12

ADDITIONAL INFORMATION......................................................13

ESSENTIAL INFORMATION

     Investment Goal And Strategy. INVESCO Dynamics Fund is a diversified mutual fund that seeks appreciation of capital through aggressive investment policies. It invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy."

     The Fund is Designed For: Investors seeking capital growth over the long term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time Horizon. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.

     Risks. The Fund uses an aggressive investment strategy, which at times may include holdings in foreign securities and rapid portfolio turnover. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to current income or preservation of capital over the short term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Organization and Management. The Fund is a series of INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.) (the "Company"), a diversified, managed, no-load mutual fund. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator, distributor, and transfer agent. INVESCO Trust Company ("INVESCO Trust"), founded in 1969, serves as sub-adviser.

     INVESCO Trust senior vice president Timothy J. Miller has managed INVESCO Dynamics Fund since 1993. He has 18 years of investment management experience. A Chartered Financial Analyst, he earned his MBA from the University of Missouri and a BSBA from St. Louis University. See "The Fund And Its Management."

     IFG and INVESCO Trust are subsidiaries of AMVESCAP PLC, an international investment management company, that manages approximately $165 billion in assets. AMVESCAP PLC is based in London, with money managers located in Europe, North America and the Far East.

      This Fund offers all of the  following  services  at no charge:

      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions
      Regular investment plans, such as EasiVest (the Fund's automatic monthly monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
      Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent each year. (See "How To Buy Shares -- Distribution Expenses.")

     Like any company, the Fund has operating expenses, such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, the Fund's manager voluntarily reimburses the Fund for amounts in excess of 1.21% of average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                                         0.56%
12b-1 Fees                                                             0.25%
Other Expenses(1)                                                      0.35%
Total Fund Operating Expenses(1)                                       1.16%

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees and pricing expenses were reduced under an expense offset arrangement. However, as a result of a regulatory requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above ^ reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" ^ reflect any reductions for periods prior to the fiscal year ended April 30, 1996. See "The Fund and Its Management."


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

            1 Year      3 Years     5 Years     10 Years
            ------      -------     -------     --------
            $12         $37         $64         $142

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund and Its Management" and "How to Buy Shares - Distribution Expenses."

      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1997 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                     Year Ended April 30
                        ------------------------------------------------------------------------------------------
                             1997     1996     1995     1994     1993     1992     1991     1990     1989     1988

   PER SHARE DATA
Net Asset Value
   Beginning of Period     $13.61    11.38   $10.15   $10.89   $ 9.57   $ 8.50   $ 7.39   $ 7.14   $ 6.65   $ 8.42
                        ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income
   (Loss)                  (0.04)     0.02     0.03   (0.02)   (0.03)   (0.02)     0.05     0.13     0.13     0.02
Net Gains or (Losses)
   on Securities
   (Both Realized and
   Unrealized)             (0.19)     3.94     1.34     1.99     1.64     2.05     1.64     0.54     0.48   (1.30)
                        ------------------------------------------------------------------------------------------
Total from Investment
   Operations              (0.23)     3.96     1.37     1.97     1.61     2.03     1.69     0.67     0.61   (1.28)
                        ------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+        0.00     0.02     0.03     0.00     0.00     0.00     0.05     0.13     0.12     0.02
Distributions from
   Capital Gains             1.36     1.71     0.11     2.71     0.29     0.96     0.53     0.29     0.00     0.47
                        ------------------------------------------------------------------------------------------






Total Distributions          1.36     1.73     0.14     2.71     0.29     0.96     0.58     0.42     0.12     0.49
                        ------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period           $12.02    13.61   $11.38   $10.15   $10.89   $ 9.57   $ 8.50   $ 7.39   $ 7.14   $ 6.65
                        ==========================================================================================

TOTAL RETURN              (2.34%)   36.32%   13.57%   17.86%   16.80%   23.47%   23.11%    9.29%    9.20% (14.72%)

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)        $762,396 $778,416 $421,600 $287,293 $231,100 $153,956 $100,860 $ 60,817 $ 89,755 $ 83,651
Ratio of Expenses
   to Average
   Net Assets#             1.16%@   1.14%@    1.20%    1.17%    1.20%    1.18%    1.15%    0.98%    0.98%    1.02%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets#@   (0.31%)    0.16%    0.33%  (0.37%)  (0.38%)  (0.17%)    0.59%    1.47%    1.77%    0.28%
Portfolio Turnover Rate      204%     196%     176%     169%     144%     174%     243%     225%     237%     199%
Average Commission
   Rate Paid^^            $0.0784       -        -        -        -        -        -        -        -         -

+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


INVESTMENT OBJECTIVE AND STRATEGY

      The Fund seeks appreciation of capital through aggressive investment policies. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund seeks to achieve this objective through the investment of its assets in a variety of securities that are believed to present opportunities for capital enhancement. We're primarily looking for common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also has the flexibility to invest in preferred stocks and convertible or straight issues of debentures, as well as foreign securities. There is no assurance that the Fund's investment objective will be met.

      The Fund's investment portfolio is actively traded. Because our strategy highlights many short-term factors -- current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than many other mutual funds, and may exceed 200%; this turnover also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

      The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

INVESTMENT POLICIES AND RISKS

     Investors generally should expect to see their price per share vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different companies in a variety of industries; this diversification reduces the Fund's overall exposure to investment and market risks but cannot eliminate these risks.

     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

     For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

     Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

THE FUND AND ITS MANAGEMENT

     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated as INVESCO Dynamics Fund, Inc. on February 17, 1967 under the laws of Colorado and was reorganized as a Maryland corporation on July 1, 1993. The name of the Company was changed to INVESCO Capital Appreciation Funds, Inc. on June 26, 1997.

     The Company's board of directors has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment manager; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. Together, IFG and INVESCO Trust constitute "Fund Management."

     Timothy J. Miller, C.F.A., has served as portfolio manager for the Fund since 1993 and is primarily responsible for the day-to-day management of the Fund's holdings. His recent career includes these highlights: co-portfolio manager of the INVESCO Growth Fund since 1996 and of INVESCO Small Company Growth Fund since 1997; senior vice president (1995 to present), vice president (1993 to 1995) and portfolio manager (1992 to present) of INVESCO Trust. Formerly (1979 to 1992), analyst and portfolio manager with Mississippi Valley Advisors. B.S.B.A., St. Louis University; M.B.A., University of Missouri. He is a Chartered Financial Analyst.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. For the fiscal year ended April 30, 1997, investment management fees paid by the Fund amounted to 0.56% of the Fund's average net assets. Out of this fee, IFG paid an amount equal to 0.21% of the Fund's average net assets to INVESCO Trust as a sub-advisory fee. No fee is paid by the Fund to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account per year. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund. For the fiscal year ended April 30, 1997, the Fund paid IFG a fee for these services equal to 0.02% of the Fund's average net assets.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended April 30, 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to

1.16% of the Fund's average net assets. If necessary, certain Fund expenses will be absorbed voluntarily by IFG in order to ensure that the Fund's total operating expenses will not exceed 1.21% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.


     Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares - Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IFG, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers which recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

     IFG is an indirect, wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust will continue to operate under their existing names. AMVESCAP PLC has approximately $165 billion in assets under management. IFG was established in 1932 and, as of April 30, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $14.0 billion on behalf of over 855,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 58 investment portfolios as of April 30, 1997, including 31 portfolios in the INVESCO group. These 58 portfolios had aggregate assets of approximately $12.7 billion as of April 30, 1997. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value (NAV). IFG prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of Fund shares outstanding.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, not showing the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IFG using the phone number or address on the back of this prospectus.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the fund to others in its category of Capital Appreciation Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical earnings and are not intended to suggest future performance.

HOW TO BUY SHARES

     The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through IFG. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund you wish to purchase.

     Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

     Exchange Privilege. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make up to four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under
            Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

                              HOW TO BUY SHARES
--------------------------------------------------------------------------------
Method                      Investment Minimum         Please Remember
------                      ------------------         ---------------
By Check
Mail to:                    $1,000 for regular         If your check does
INVESCO Funds               account;                   not clear, you will
Group, Inc.                 $250 for an                be responsible for
P.O. Box 173706             Individual                 any related loss
Denver, CO 80217-           Retirement Account;        the Fund or IFG
3706.                       $50 minimum for            incurs. If you are
Or you may send             each subsequent            already a
your check by               investment.                shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Fund may seek
Ave., Denver, CO                                       reimbursement from
80237.                                                 your existing
                                                       account(s) for any
                                                       loss incurred.

By Telephone or
Wire
----------------
Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be cancelled. If a
to our street                                          purchase is
address:                                               cancelled due to
7800 E. Union Ave.,                                    nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Fund or
bank wire (call IFG                                    IFG incurs. If you
for instructions).                                     are already a
                                                       shareholder in the
                                                       INVESCO funds, the
                                                       Fund may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

With EasiVest or
Direct Payroll
Purchase
----------------
You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to IFG.             invest continually,
when prices are low                                    regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high.  This                                            your financial
"dollar-cost                                           ability to keep
averaging" may help                                    buying through low
offset market                                          price levels. And
fluctuations. Over                                     remember that you
a period of time,                                      will lose money if
your average cost                                      you redeem your
per share may be                                       shares when the
less than the                                          market value of all
actual average                                         your shares is less
price per share.                                       than their cost.

By PAL
------
Your "Personal              $1,000.                    Be sure to write
Account Line" is                                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be cancelled. If a
                                                       purchase is
                                                       cancelled due to
                                                       nonpayment, you
                                                       will be responsible
                                                       for any related
                                                       loss the Fund or
                                                       IFG incurs. If you
                                                       are already a
                                                       shareholder in the
                                                       INVESCO funds, the
                                                       Fund may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

By Exchange
-----------
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Privilege," page
INVESCO funds. Call         for written                8.
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.
================================================================================

     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of shares to investors. Under the Plan, monthly payments may be made by the Fund to IFG to permit IFG, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Fund and its board of directors including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.

     Under the Plan, the Fund's payments to IFG on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets during the month. IFG is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IFG for permissible activities engaged in and services provided by IFG during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IFG in excess of the limitation described above will not be paid by the Fund under the Plan, and will be borne by IFG. In addition, IFG may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Also, any payments made by the Fund may not be used to finance directly the distribution of shares of any other fund or other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Fund shares may be purchased for Individual Retirement Accounts (IRAs) and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at the current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

     Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

     While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                              HOW TO SELL SHARES
--------------------------------------------------------------------------------
Method                      Minimum Redemption         Please Remember
By Telephone
------------                ------------------         ---------------
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in
                            redemption check;          Individual
                            $1,000 for a wire          Retirement Accounts
                            to bank of record.         ("IRAs").
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at IFG's
                            discretion.

In Writing
----------
Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO 80217-           owners of the              the certificates
3706. You may also          account. Payment           must be sent to
send your request           will be mailed to          IFG.
by overnight                your address of
courier to 7800 E.          record, or to a
Union Ave., Denver,         designated bank.
CO 80237.

By Exchange
-----------
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Privilege," page
INVESCO funds. Call         for written                8.
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.

Periodic Withdrawal
Plan
-------------------
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at 1-           check may be made          at least $5,000 of
800-525-8085.               payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
Payment To Third
Party
----------------
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO 80217-                                      signature guarantee
3706.                                                  from an eligible
                                                       guarantor financial
                                                       institution, such
                                                       as a commercial
                                                       bank or a
                                                       recognized national
                                                       or regional
                                                       securities firm.
================================================================================

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

      The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

     Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on an annual or semiannual basis, at the discretion of the Fund's board of directors.

     In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

     Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

     At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending on how long the Fund held the security which gave rise to the gains. The capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

     Shareholders also may realize capital gains or losses when they sell Fund shares at more or less than the price originally paid.

     We encourage you to consult your tax adviser with respect to these matters. For further information see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO  DYNAMICS FUND A no-load mutual fund
                                    seeking   capital    appreciation    through
                                    aggressive investment policies.


                                    PROSPECTUS
                                    July 3, 1997


To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

You can find us on the World Wide Web:

      http://www.invesco.com

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

In addition, all documents filed by the Fund with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
July 3, 1997

                   INVESCO CAPITAL APPRECIATION FUNDS, INC.
                   (Formerly, INVESCO Dynamics Fund, Inc.)

                        A no-load mutual fund seeking
                         capital appreciation through
                        aggressive investment policies

Address:                                           Mailing Address:

7800 E. Union Avenue                               Post Office Box 173706
Denver, Colorado  80237                            Denver, Colorado  80217-3706


                                  Telephone:

                      In continental U.S., 1-800-525-8085

________________________________________________________________________________

     INVESCO Capital Appreciation Funds, Inc. (The "Company") is a diversified, no-load management investment company currently consisting of one portfolio of investments, the INVESCO Dynamics Fund (the "Fund"). INVESCO Dynamics Fund seeks capital appreciation through aggressive investment policies.

     INVESCO DYNAMICS FUND seeks to achieve its investment objective of providing its shareholders appreciation of capital through aggressive investment policies by investing its assets in a variety of securities which are believed to present possibilities for capital enhancement. The Fund normally invests primarily in common stocks but may invest in other kinds of securities when determined appropriate by management. The Fund should not be considered by investors seeking current income.

     A Prospectus for the Fund dated July 3, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT POLICIES AND RESTRICTIONS........................................29


THE FUND AND ITS MANAGEMENT.................................................33

HOW SHARES CAN BE PURCHASED.................................................44

HOW SHARES ARE VALUED.......................................................48

FUND PERFORMANCE............................................................49

SERVICES PROVIDED BY THE FUND...............................................51

TAX-DEFERRED RETIREMENT PLANS...............................................52

HOW TO REDEEM SHARES........................................................52

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES............................53

INVESTMENT PRACTICES........................................................56

ADDITIONAL INFORMATION......................................................59

INVESTMENT POLICIES AND RESTRICTIONS

     In the  selection of  portfolio  securities,  management  seeks to evaluate fundamental investment factors believed to be favorable to long-term appreciation of a security, including such factors as the quality of management of the issuer, the growth rate of its earnings per share, the outlook for future growth of sales and earnings and the rate of return of profits on its investment capital. General economic conditions, market trends and conditions within an industry are also considered in making investment decisions. In the structuring of the Fund's portfolio, attention is given to the selection of securities of issuers which, because of their new products, new services or new processes or because of favorable prospects for future earnings, appear to be in an early stage of growth.

     Illiquid and 144A Securities. The Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. The Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"). The Fund's board of directors has delegated to Fund management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. The Fund is authorized to invest up to 10% of its total assets in a combination of Rule 144A Securities (as discussed below) and illiquid securities (including repurchase agreements maturing in more than seven days), provided that no more than 5% of the Fund's total assets, measured at the time of purchase, are invested in illiquid securities.

     Investments in restricted securities involve certain risks to the extent that the Fund might have to bear the expense and incur the delays associated with effecting registration in order to sell the security.

     In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

     Repurchase Agreements. As discussed in the Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy under standards established by the Fund's board of directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed.

     Loans  of  Portfolio  Securities.  The Fund  also  may  lend its  portfolio securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "SEC") thereunder.

     Investment Restrictions. As described in the section of the Prospectus entitled "Investment Policies And Risks," the Fund has adopted certain fundamental investment restrictions. These restrictions may not be changed without the prior approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund. Under these restrictions, the Fund may not:

      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin;

      (3) borrow money (in the event the board of directors should authorize the borrowing of money for the purpose of exercising permissive leverage) unless immediately thereafter the Fund's total net assets equal at least 400% of all borrowings, except that the percentage may be less than 400% if reduced because of changes in the value of the Fund's investments, but it is required at all times to comply with the provisions of the Investment Company Act of 1940 and to maintain asset coverage of at least 300%. The Fund may borrow only from banks;

      (4) buy or sell real estate (however, the Fund may purchase securities of companies investing in real estate), commodities or commodity contracts;

      (5) invest in securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

      (6) invest in any company for the purpose of exercising control or management;

      (7) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities that are illiquid because of the legal or contractual restrictions on resale to which they are subject ("restricted securities"), or because there are no readily available market quotations for such securities, or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with illiquid securities, would constitute more than 10% of total assets;

      (8) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one issuer or to own more than 10% of the voting securities of any one issuer (except obligations issued or guaranteed by the U.S. Government);

      (9)   engage in the underwriting of any securities;

      (10) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value). No more than 10% of the Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers or directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities; or

      (12) invest more than 25% of the value of the Fund's assets in one particular industry.

     In applying restriction (7) above, the Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit. The board of directors has delegated to the Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's 5% of total assets limitations on investing in securities that are not readily marketable, discussed below. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Fund's 10% of total assets limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale).

     In   applying   restriction   (12)   above,   the  Fund  uses  an  industry
classification system based on the O'Neil Database published by William O'Neil & Co., Inc.


THE FUND AND ITS MANAGEMENT

     The Company. The Company was incorporated as INVESCO Dynamics Fund, Inc. on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for periods prior to July 1, 1993, relates to FDF. The name of the Company was changed to INVESCO Capital Appreciation Funds, Inc. On June 26, 1997.

     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("IFG"), is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

    The Sub-Adviser. INVESCO Trust Company ("INVESCO Trust") serves as the sub-adviser to the Fund, pursuant to an agreement between IFG and INVESCO Trust. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO.

     IFG is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc. that created one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. IFG was established in 1932 and as of April 30, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, on behalf of over 855,000 shareholders. AMVESCAP PLC's North American subsidiaries include the following:

     --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

     As indicated in the Prospectus, IFG and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG, INVESCO Trust and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of IFG, INVESCO Trust and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG,
INVESCO Trust and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by INVESCO or INVESCO Trust.

     Investment Advisory Agreement. IFG serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996,by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. Shareholders of the Fund approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. Thereafter, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that IFG shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the
Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by IFG are borne by the Fund.

     As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is calculated at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets in excess of $700 million. For the fiscal years ended April 30, 1997, 1996 and 1995, the Fund paid IFG advisory fees of $4,550,303, $3,382,286 and $2,012,861, respectively.

     Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with IFG which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG, or INVESCO Trust at a meeting called for such purpose. Shareholders of the Fund approved the Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Sub-Agreement provides that INVESCO Trust, subject to the supervision of IFG, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

     The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average net assets of the Fund at the following annual rate: 0.25% on the Fund's average net assets up to $200 million, and 0.20% on the Fund's average net assets in excess of $200 million. The Sub-Advisory fee is paid by IFG, NOT the Fund.

     Administrative Services Agreement. IFG, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

     The Administrative Agreement provides that IFG shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of IFG, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. During the fiscal years ended April 30, 1997, 1996 and 1995, the Fund paid INVESCO administrative services fees in the amount of $130,696, $97,509 and $60,466, respectively.

     Transfer Agency Agreement. IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. Thereafter the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that the Fund shall pay to IFG an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account per year. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence at any time during each month. For the fiscal years ended April 30, 1997, 1996 and 1995, the Fund paid INVESCO transfer agency fees of $1,964,970, $1,108,321 and $838,096 (prior to the voluntary absorption of certain Fund expenses by INVESCO), respectively.

     Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the Fund's portfolio is properly administered. The officers of the Company, all of whom are officers and employees of, and paid by IFG, are responsible for the day-to-day administration of the Company and the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of IFG.

     All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company, with the exception of Dan Hesser, serve as trustees of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during at least the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Treasurer's Series Trust. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global Health Sciences Fund.
Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Co., Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,*+ President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc.; President and Director of INVESCO Trust Company; President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance of Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of The Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc.
Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Director of Golden Poultry Co., Inc. Address:
7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY  SOLL,  Ph.D.,  Director.  Formerly,  Chairman  of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; Vice President (May 1989 to April 1995), Secretary and General Counsel of INVESCO Funds Group, Inc. and INVESCO Trust Company; formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born:
September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company since January 1988. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

     #Member of the audit committee of the Company.

     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Company as defined in the 1940 Act.

     **Member of the management liaison committee of the Company.

     As of June 9, 1997, officers and directors of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Director Compensation

     The following table sets forth, for the fiscal year ended April 30, 1997: the compensation paid by the Company to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997, and is not included in the following chart.

                                                                         Total
                                                                     Compensa-
                                           Benefits     Estimated    tion From
                             Aggregate      Accrued        Annual      INVESCO
Name of                      Compensa-      As Part      Benefits      Complex
Person,                      tion From   of Company      Upon Re-      Paid To
Position                      Company(1)  Expenses(2)   tirement(3) Directors(1)

Fred A.Deering,                $ 3,407      $ 1,634        $1,591     $ 98,850
Vice Chairman of
  the Board

Victor L. Andrews                3,089        1,544         1,841       84,350

Bob R. Baker                     3,245        1,378         2,468       84,850

Lawrence H. Budner               2,920        1,544         1,841       80,350

Daniel D. Chabris                3,245        1,762         1,309       84,850

A. D. Frazier, Jr.(4)            1,841            0             0       81,500

Kenneth T. King                  2,413        1,696         1,443       71,350

John W. McIntyre                 2,920            0             0       90,350

Total                          $23,080       $9,558        10,493     $676,450

% of Net Assets               0.0030%6     0.0013%5                   0.0044%6

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund, which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996, Mr. Frazier was employed by AMVESCAP PLC, a company affiliated with INVESCO. Because it was possible that Mr. Frazier would be employed with AMVESCAP PLC, effective May 1, 1996, he was deemed to be an "interested person" of the Company and of the other funds in the INVESCO Complex. Effective November 1, 1996, Mr. Frazier no longer received any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his service as a director.

     (5)Totals as a percentage of the Company's net assets as of April 30, 1997.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.

     Messrs. Brady and Hesser, as "interested persons" of the Company, the Fund and the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Complex for their service as directors.

     The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the IFG and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. Although the Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information, it has begun to accrue, as a current expense, a proportionate amount of the estimated future cost of these benefits. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The Company has an audit committee comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

     Shares of the Fund shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." IFG acts as the Fund's Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses which are paid out of Fund assets under the Company's Plan of Distribution which has been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

     Distribution  Plan.  As discussed  under "How to Buy Shares -  Distribution
Expenses" in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The Plan provides that the Fund may make monthly payments to IFG of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IFG, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment amounts by a Fund under the Plan, for any month, may be made to compensate IFG for permissible activities engaged in and services provided by INVESCO during the rolling 12-month period in which that month falls. For the fiscal year ended April 30, 1997, the Fund made payments to INVESCO under the Plan in the amount of
$2,012,429. In addition, as of April 30, 1997, $153,027 of additional distribution accruals had been incurred by the Fund and will be paid during the fiscal year ended April 30, 1998. As noted in the section of the Fund's Prospectus entitled "How to Buy Shares-Distribution Expenses," one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include IFG-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IFG to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IFG, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

     For the fiscal year ended April 30, 1997, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising--$406,171; sales literature, printing, and postage--$260,850; direct mail--$85,518; public relations/promotion--$28,948; compensation to securities dealers and other organizations--$950,063; and marketing personnel-- $280,879.

     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

     The Plan was approved on April 21, 1993, at a meeting called for such purpose, by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). Pursuant to authorization granted by the public shareholders of FDF on May 24, 1993, FDF, as the initial shareholder of the Fund, approved the Plan on June 24, 1993 for an initial term expiring April 30, 1994. The Plan has been continued by action of the board of directors until May 15, 1998. With respect to the Fund, the board of directors, on February 4, 1997, approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan will not result in increasing the amount of the Fund's payments thereunder.

     The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, IFG or the Fund, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IFG shall terminate automatically, in the event of such "assignment," in which event the Fund may continue to make payments, pursuant to the Plan, to IFG or another organization only upon the approval of new arrangements, which may or may not be with IFG, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

     The only  directors  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management- Officers and Directors of the Company," who are also officers either of IFG or companies affiliated with IFG. The benefits which the Company believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on INVESCO's revenues could allow IFG:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from IFG (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the plan.

HOW SHARES ARE VALUED

     As described in the section of the Fund's Prospectus entitled "Fund Price and Performance," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the board of directors or pursuant to procedures adopted by the Company's board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase normally are valued at amortized cost.

     The values of the securities held by the Fund and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

     As discussed in the section of the Fund's Prospectus entitled "Fund Price and Performance," the Company advertises the total return performance of the Fund. Average annual total return performance for the one-, five-, and ten-year periods ended April 30, 1997, was (2.34%), 15.79% and 12.41%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

where:      P = initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

     In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the "Capital Appreciation Funds" mutual fund grouping, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

            American Association of Individual Investors' Journal
            Banxquote
            Barron's
            Business Week
            CDA Investment Technologies
            CNBC
            CNN
            Consumer Digest
            Financial Times
            Financial World
            Forbes
            Fortune
            Ibbotson Associates, Inc.
            Institutional Investor
            Investment Company Data, Inc.
            Investor's Business Daily
            Kiplinger's Personal Finance
            Lipper Analytical Services, Inc.'s Mutual Fund
              Performance Analysis
            Money
            Morningstar
            Mutual Fund Forecaster
            No-Load Analyst
            No-Load Fund X
            Personal Investor
            Smart Money
            The New York Times
            The No-Load Fund Investor
            U.S. News and World Report
            United Mutual Fund Selector
            USA Today
            The Wall Street Journal
            Wiesenberger Investment Companies Services
            Working Woman
            Worth

SERVICES PROVIDED BY THE FUND

     Periodic Withdrawal Plan. As described in the section of the Prospectus entitled "How to Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under the Periodic Withdrawal Plan do not represent income or a return on investment.

     A participant in the Periodic Withdrawal Plan may be terminated at any time by directing a written request to IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless the shareholder requests otherwise.

     Exchange Privilege. As discussed in the section of the Prospectus entitled "How to Buy Shares - Exchange Privilege," the Fund offers shareholders the privilege of exchanging shares of the Fund for shares of certain other no-load mutual funds advised by IFG. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the IFG funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

     As described in the section of the Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from IFG will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

     Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Prospectus entitled "How to Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES

     The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund so qualified in the fiscal year ended April 30, 1997, and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

     Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments.

     Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

     All  dividends  and other  distributions  are  regarded  as  taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     IFG may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by IFG will be computed using the single-category average cost method, although neither IFG nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

     Leverage. The Company's charter permits the Fund to borrow from banks up to 25% of the value of its net assets, excluding the proceeds of any such borrowing (subject to its investment restrictions), for the purpose of purchasing portfolio securities. This is a speculative technique commonly known as leverage. Since the Fund's inception, leverage has never been employed, and it may not be employed without express authorization of the Fund's board of directors. Such authorization is not presently contemplated. Should the leverage technique be employed at some future date, it would be employed with the expectation that portfolio gains attributable to the investment of borrowed monies will exceed the interest costs on such monies. If this expectation is not realized and the market value of securities so purchased declines, however, the impact of such market decline would be increased by the amount of interest paid on such borrowings.

     Portfolio Turnover. There are no fixed limitations regarding the Fund's portfolio turnover. Since the Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. Portfolio turnover rates for the fiscal years ended April 30, 1997 and 1996 were 204% and 196%, respectively. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     Placement of Portfolio Brokerage. Either IFG, as the Fund's investment adviser, or INVESCO Trust, as the Fund's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon IFG's or INVESCO Trust's evaluation of the financial responsibility of the brokers and dealers, and considering the brokers' and dealers' ability to effect transactions at the best available prices. IFG or INVESCO Trust evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, IFG or INVESCO Trust also endeavors to monitor brokerage industry practices with regard to the commissions charged by broker-dealers on transactions effected for other comparable institutional investors. While IFG or

INVESCO Trust seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission or spread available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, IFG or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to IFG or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by IFG or INVESCO Trust in servicing all of its accounts and not all such services may be used by IFG or INVESCO Trust in connection with the Fund.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, IFG or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser or sub-adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker- dealers.

     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Fund to pay transfer agency fees to IFG based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. IFG itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized IFG to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between IFG and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by IFG prior to each fiscal year- end of the Fund. The Company's board of directors has also authorized the Fund to pay to IFG the full Rule 12b-1 fees contemplated by the Plan to compensate IFG for expenses incurred by INVESCO in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to reimburse IFG for payments to such NTF Program Sponsor absent such credits.

     The aggregate dollar amount of brokerage commissions paid by the Company for the fiscal years ended April 30, 1997, 1996 and 1995, were $5,707,197, $3,891,234 and $1,742,196, respectively. For the fiscal year ended April 30, 1997, brokers providing research services received $2,699,291 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,591,210,810. Commissions of $1,200 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended April 30, 1997.

     At April 30, 1997, the Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

                                                      Value of Securities
      Broker or Dealer                                     at 4/30/97
      ----------------                                -------------------
      Lehman Brothers Holdings                                    10,163
      Cigna Corp.                                                 27,292

     Neither IFG nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between IFG, INVESCO Trust, or any person affiliated with IFG, INVESCO Trust, or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

     Common Stock. The Company has 300,000,000 authorized shares of common stock with a par value of $0.01 per share. As of April 30, 1997, 63,412,679 of those shares were outstanding. All shares are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

     Shares have no preemptive rights and are freely transferrable on the books of the Fund.

     Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of May 31, 1997, the following entity held more than 5% of the Fund's outstanding equity securities.

                                 Amount and Nature       Class and Percent
Name and Address                    of Ownership              of Class
----------------                 -----------------       -----------------
Charles Schwab & Co. Inc.        10,149,381.6000            15.858%
Special Custody Account
For The Exclusive Benefit
of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Fund.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. Banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described in "The Fund and Its Management." Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on April 30. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Fund.

     Financial Statements. The following audited financial statements of the Company and the notes thereto for the fiscal year ended April 30, 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to

Shareholders for the fiscal year ended April 30, 1997: Statement of Investment Securities as of April 30, 1997; Statement of Assets and Liabilities as of April 30, 1997; Statement of Operations for the year ended April 30, 1997; Statement of Changes in Net Assets for each of the two years in the period ended April 30, 1997; and Financial Highlights for each of the five years in the period ended April 30, 1997.

     Prospectus. The Company will furnish, without charge, a copy of the Fund's prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.